                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                            (Amendment No.        )
                                          --------

Filed by the Registrant   X
                         ---
Filed by a Party other than the Registrant
                                          ----
Check the appropriate box:

  X    Preliminary Proxy Statement
-----
       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
-----
       Definitive Proxy Statement
-----
       Definitive Additional Materials
-----
       Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12
-----

                         MCLAREN AUTOMOTIVE GROUP, INC.
                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

         [X] No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
             0-11.

         (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
         (5) Total fee paid:

--------------------------------------------------------------------------------
         [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

--------------------------------------------------------------------------------
         (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------
         (3) Filing party:

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         (4) Date filed:

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

                         MCLAREN AUTOMOTIVE GROUP, INC.
                           32233 WEST EIGHT MILE ROAD
                             LIVONIA, MICHIGAN 48152
                                 (248) 477-6240

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 18, 2000


TO THE SHAREHOLDERS OF McLAREN AUTOMOTIVE GROUP, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of McLaren Automotive Group, Inc., a Delaware corporation, will be held at the Novi Hilton, 21111 Haggerty Road, Novi, Michigan 48375-5305 on Tuesday, April 18, 2000, at 9:00 a.m., local time, for the purpose of considering and acting upon the following matters:

         1. The election of five (5) Directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified;

         2. Ratification of the selection of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending September 30, 2000;

         3. The approval of an amendment to the Company's Articles of Incorporation to change the name of the Company to "McLaren Performance Technologies, Inc.";

         4. Adoption of a new Stock Option Plan; and

         5. The transaction of such other business as may properly come before the meeting and any adjournments or postponements of the meeting.

         The Board of Directors knows of no other business which will be presented to the Shareholders at this annual meeting.

         The Board of Directors has fixed March 13, 2000, as the record date for the determination of the shareholders entitled to receive notice of and to vote at the Annual Meeting of shareholders and any adjournments or postponements of the annual meeting.

         It is important that Proxies be returned promptly. Therefore, shareholders who do not expect to attend the annual meeting in person are requested to vote, sign, date and return the enclosed Proxy which is solicited by the Board of Directors, in the enclosed prepaid envelope.


                                BY ORDER OF THE BOARD OF DIRECTORS


                                ----------------------------------
                                Louis J. Infante, Secretary
Dated:  March 17, 2000

                         MCLAREN AUTOMOTIVE GROUP, INC.
                           32233 WEST EIGHT MILE ROAD
                             LIVONIA, MICHIGAN 48152
                                 (248) 477-6240

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

         The Board of Directors of McLAREN AUTOMOTIVE GROUP, INC. (the "Company" or "McLaren") requests all shareholders who do not expect to be present at the annual meeting to be held April 18, 2000 (the "Annual Meeting"), and who wish their stock to be voted on the business to be transacted there, to vote, sign, date and return the enclosed form of Proxy. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about March 17, 2000.

         Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Annual Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Annual Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection. All shares represented by valid proxies will be voted in accordance therewith at the Annual Meeting.

         All voting rights are vested exclusively in the holders of the Company's $.00001 par value Common Stock. Each share of Common Stock entitles the holder to one (1) vote. Cumulative voting in the election of Directors is not permitted. Only shareholders of record at the close of business on March 13, 2000, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. On March 13, 2000, the Company had 9,122,217 shares of its $.00001 par value Common Stock outstanding.

         A majority of the Company's outstanding Common Stock represented in person or by proxy shall constitute a quorum at the Annual Meeting. Assuming a quorum is present, Directors are elected by a plurality of all votes cast. In accordance with applicable law, abstentions and broker non-votes will not have the effect of votes in opposition to a Director nominee.

         The Company's Annual Report is being simultaneously mailed to the Company's shareholders, but does not constitute part of these proxy soliciting materials.

                              ELECTION OF DIRECTORS

         The Board of Directors is currently set at five (5) members. The Board of Directors recommends the election of the five (5) Director nominees listed below, to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. With the exception of Mr. Erick A. Reickert, who has informed the Board of Directors that he no longer desires to serve as a Director, each member of the current Board of Directors has been nominated for reelection.

         It is the intention of the persons named in the accompanying form of Proxy to vote such Proxies for the nominees named below. The Board of Directors has no reason to believe that any nominee will be unable to serve. In the event that any nominee should not be available, the persons named in the Proxy will vote for the election of such substitute nominee as may be selected by the Board of Directors of the Company.

                     NOMINEES for Directors of the Company:

                              Nicholas P. Bartolini
                                 Lawrence Cohen
                                 David D. Jones
                                 Wiley R. McCoy
                               Robert J. Sinclair

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES LISTED ABOVE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of March 13, 2000, the number and percentage of Common Stock beneficially owned by each Director and Executive Officer of the Company named in the Summary Compensation Table, all Directors and Executive Officers of the Company as a group, and certain other beneficial owners. Information as to beneficial ownership is based upon statements furnished to the Company by such persons.

                                                        Total Shares          Percent
          Name and Address of Beneficial Owner       Beneficially Owned      of Class
          ------------------------------------       ------------------      --------
Nicholas P. Bartolini                                      42,740(1)            *
1926 Santa Barbara Street
Santa Barbara, CA  93101

Lawrence Cohen                                            714,906(2)           6.9%
3311 NE 26th Avenue
Lighthouse Point, FL  33064

Louis J. Infante                                           53,571(3)            *
32233 West Eight Mile Road
Livonia, MI  48152

David D. Jones                                             25,000(4)            *
100 Sea Horse Drive
Waukegan, IL  60085

Jacqueline K. Kurtz                                            -0-             0.0%
32233 West Eight Mile Road
Livonia, MI  48152

John C. McCormack (5)                                   1,454,967(6)          13.9%
3360 Badger Rd.
Santa Ynez, CA  93460

--------------------------
/(1)/ Represents 5,240 shares held directly and 37,500 shares underlying currently exercisable stock options held by Mr. Bartolini.
/(2)/ Represents 10,500 shares held directly and 475,000 shares underlying currently exercisable stock options held by Mr. Cohen, and 229,406 shares held directly by Mr. Cohen's wife.
/(3)/ Represents 28,571 shares held directly and 25,000 shares underlying currently exercisable stock options held by Mr. Infante.
/(4)/ Represents shares underlying currently exercisable stock options.
/(5)/ Mr. McCormack resigned as President and Chief Executive Officer in April, 1999, and as a Director effective September 30, 1999.
/(6)/ Represents 237,854 shares underlying currently exercisable stock options held by Mr. McCormack and 1,118,652 shares held by Brian Chang, for which Mr. McCormack holds a revocable proxy.

Wiley R. McCoy                                           101,250(7)            1.0%
32233 West Eight Mile Road
Livonia, MI  48152

Erick A. Reickert                                         31,250(4)             *
5128 Woodlands Drive
Bloomfield Hills, MI  48302

Steven E. Sanderson(8)                                    64,377                *
600 C Ward Drive
Santa Barbara, CA  93111

Robert J. Sinclair                                       114,000(9)            1.1%
1025 North Ontare Road
Santa Barbara, CA  93105

All  Directors and Executive Officers as a Group
(10 persons)                                           2,602,061              24.9%

Brian Chang                                            1,217,113(10)          11.6%
1 Chatsworth Court
#24-21 Chatsworth Court
Singapore  249745

Greenmotors, L.L.C.(11)                                1,118,652              10.7%
277 Park Avenue, 27th Floor
New York, NY  10172

*Represents less than 1% of Class.











--------------------------------------------------------------------------------
/(7)/ Represents 76,250 shares held directly and 25,000 shares underlying currently exercisable stock options held by Mr. McCoy.
/(8)/ Mr. Sanderson resigned as Chief Financial Officer effective September 30, 1999.
/(9)/ Represents 10,000 shares held directly, 4,000 shares held with his wife as joint tenants, and 100,000 shares underlying currently exercisable stock options held by Mr. Sinclair.
/(10)/ John C. McCormack, a former officer and former Director of the Company, holds a revocable proxy to vote Mr. Chang's shares.
/(11)/ David D. Jones, a Director of the Company, is a member of Greenmotors, L.L.C.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

         The following information is furnished with respect to each Director and each person nominated for election as a Director:

                                         Director
              Name                Age     Since               Principal Occupation During Last Five Years
              ----                ---     -----               -------------------------------------------

Nicholas P. Bartolini              63     1997          Principal, Bartolini Associates since 1995.

Lawrence Cohen                     55     1995          Chairman  of the  Board of the  Company  since  April,  1999;
                                                        Chairman  of  the  Board  and  President  of  Bristol  Retail
                                                        Solutions,  Inc.;  Chairman of the Board of  Registry  Magic,
                                                        Inc.

David D. Jones                     56     1998          President,  CEO and Director,  Outboard  Marine Company since
                                                        September,  1997;  President,   Mercury  Marine  Division  of
                                                        Brunswick Company,  1990 to August, 1997; Director,  National
                                                        Exchange Bank, Fond du Lac, Wisconsin.

Wiley R. McCoy                     59     1999          President  and  COO  of  the  Company   since  April,   1999;
                                                        President and COO of McLaren  Engines,  Inc.  from  December,
                                                        1993 to January, 1999.

Erick A. Reickert                  64     1997          Retired;  President  and CEO of New Venture  Gear,  Inc. from
                                                        September, 1992 to January, 1996.

Robert J. Sinclair                 67     1994          Retired.


         The Company may not have knowledge of all of the information provided above regarding securities ownership, business interests and other events and transactions of the Directors. To the extent that the Company does not have actual knowledge of such information, such information has been furnished by such persons.

MEETING AND COMMITTEES OF THE BOARD OF DIRECTORS

         The standing committees of the Board of Directors are the Audit Committee and the Compensation Committee.

         The Audit Committee consists of David D. Jones and Nicholas P. Bartolini, each of whom is an independent Director. The Audit Committee's function is to review and report to the Board of Directors with respect to the selection and the terms of engagement of the Company's independent certified public accountants, and to maintain communications among the Board of Directors, such independent certified public accountants, and the Company's internal accounting staff with respect to accounting and audit procedures, the implementation of recommendations by such independent certified public accountants, the adequacy of the Company's internal controls, and related matters. The Audit Committee also reviews certain related party transactions and any potential conflict of interest situations involving officers, directors or stockholders beneficially owning more than 10% of an equity security of the Company.

         The Compensation Committee consists of Robert J. Sinclair and Lawrence Cohen. The Compensation Committee's function is to review and approve annual salaries and bonuses for all executive officers and review, approve and recommend to the Board of Directors the terms and conditions of all employee benefit plans or changes thereto, including the granting of stock options pursuant to the Company's 1994 Stock Option Plan.

         During the fiscal year ended September 30, 1999, the Company's Board of Directors held five (5) meetings, the Audit Committee held two (2) meetings, and the Compensation Committee held one (1) meeting. With the exception of David D. Jones, who was absent from three Board meetings and both Audit Committee meetings, each Director attended at least 75% of the aggregate number of annual meetings held by the Board of Directors and the Committees thereof during the time each such Director was a member of the Board or any Committee thereof. During the current fiscal year, the Board of Directors have held two (2) meetings. Each Director has attended both meetings, with the exception of Erick
A. Reickert and David D. Jones, who have each attended one meeting. There have been no meetings of the Audit Committee or Compensation during the current fiscal year.

SECTION 16(A) BENEFICIAL REPORTING COMPLIANCE

         Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year, and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year and certain written representations, no persons who were either a Director, Officer or beneficial owner of more than 10% of the Company's Common Stock, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year, except as follows:

         Louis J. Infante filed Form 3 one month late and Form 5 reporting one transaction ten days late; Erick A. Reickert filed Form 5 reporting one option grant ten days late.

                             EXECUTIVE COMPENSATION
                           SUMMARY COMPENSATION TABLE

         The following table sets forth information regarding the executive compensation for the Company's Chief Executive Officer and each other Executive Officer who received compensation in excess of $100,000 for the fiscal years ended September 30, 1999, 1998 and 1997:

                                ANNUAL COMPENSATION                                              LONG-TERM COMPENSATION
                                                                                                  AWARDS        PAYOUTS



                                                                                            Securities
                                                                                Restricted  Underlying
Name and Principal                                               Other Annual     Stock      Options     LTIP         All Other
Position                        Year      Salary       Bonus     Compensation     Award(s)   (Number)    Payouts      Compensation
--------                        ----      ------       -----     ------------   ----------   --------    -------      ------------
Wiley R. McCoy,(1)              1999   $121,389(2)       -0-          -0-            -0-         -0-        -0-               -0-
  President and COO

Louis J. Infante,               1999   $ 52,500(3)       -0-          -0-        28,571          -0-        -0-               -0-
  Executive VP and
  COO, McLaren Traction

Kenneth R. Black, (4)           1999   $ 97,500      $1,950           -0-            -0-     41,589         -0-          $21,002(5)
  VP of Sales and               1998   $119,167(6)       -0-          -0-            -0-     17,374         -0-               -0-
  Marketing                     1997   $ 90,000          -0-          -0-            -0-    104,257         -0-               -0-

Steven E. Sanderson,(7)         1999   $119,453      $1,650           -0-            -0-     37,096         -0-               -0-
  CFO                           1998   $104,418(8)       -0-          -0-            -0-      9,781         -0-               -0-
                                1997   $ 51,468          -0-          -0-            -0-     10,000         -0-               -0-


John C. McCormack,(9)           1999   $ 95,233      $2,100           -0-            -0-     38,400         -0-          $ 1,250(11)
  President & Chief             1998   $123,603(10)      -0-          -0-            -0-     49,414         -0-          $ 1,250(11)
  Executive Officer             1997   $ 90,000          -0-          -0-            -0-    106,386         -0-               -0-


Alain J-M Clenet, Officer(12)   1998   $ 38,125          -0-          -0-            -0-     11,450         -0-          $33,925(13)
                                1997   $152,500          -0-          -0-            -0-      8,278         -0-          $ 5,953(14)

----------------------------------------
/(1)/ Mr. McCoy was appointed President and COO of the Company on April 20,
1999.
/(2)/ Mr. McCoy received compensatoin of $25,784 from McLaren Engines between October 1, 1998, and January 6, 1999, and compensation of $95,605 from the Company between January 6, 1999, and September 30, 1999.
/(3)/ Mr. Infante was hired on May 1, 1999.
/(4)/ Mr. Black resigned as Vice President of Sales & Marketing effective June 18, 1999.
/(5)/ Represents accrued vacation paid to Mr. Black upon his resignation.
/(6)/ Effective January 1, 1998, Mr. Black's compensation was increased from $90,000 to $130,000 per year.
/(7)/ Mr. Sanderson resigned as Chief Financial Officer effective September 30, 1999.
/(8)/ Mr. Sanderson was hired in January, 1997, as Controller and Chief Financial Officer effective March, 1997. Effective January 1, 1998, his annual salary increased from $85,000 to $110,000 per year.
/(9)/ Mr. McCormack resigned as President and Chief Executive Officer in April, 1999.
/(10)/ Effective January 1, 1998, Mr. McCormack's compensation was increased from $90,000 to $140,000 per year.
/(11)/ Represents amounts paid by the Company as a matching payment to a 401(k) plan contribution.
/(12)/ Mr. Clenet resigned as an Officer and Director of the Company on January 8, 1998.
/(13)/ Represents the cost of an automobile purchased for $28,000 for Mr. Clenet as part of his termination agreement, legal expenses of $5,109 in connection with termination, and $816 for additional medical expenses.
/(14)/ Represents estate and trust planning fees for Mr. Clenet and his family of $2,600, premiums of $371 on a $5,000,000 umbrella liability insurance policy and $2,982 for additional medical expenses paid on his behalf under his employment agreement.

EMPLOYMENT AND OTHER AGREEMENTS

         In January, 1999, McLaren Engines, Inc. entered into an employment agreement with Wiley R. McCoy to employ Mr. McCoy in the position of President and Chief Operating Officer of McLaren Engines, Inc. On April 20, 1999, this agreement was terminated and Mr. McCoy entered into a new employment agreement with the Company to serve as the Company's President and Chief Operating Officer. Mr. McCoy's current employment agreement is for an initial term of two years, but will be automatically extended an additional two year period unless either party notifies the other of its intent to end the agreement at least 90 days prior to the end of the initial term. Mr. McCoy is to receive a base salary of $140,000 plus annual cost of living adjustments. Mr. McCoy's agreement also entitles him to participate in all fringe benefits available to other executive officers and provides that he is to be granted options to purchase 25,000 to 30,000 shares of stock of the Company annually. The agreement may be terminated by the Company with or without cause at any time. If the agreement is terminated by the Company without cause, Mr. McCoy will continue to receive his salary and benefits for up to 12 months.

         In April, 1999, John C. McCormack resigned as President and Chief Executive Officer of the Company. The Company entered into a Consulting Agreement with Mr. McCormack on April 1, 1999, whereby he was retained as a corporate consultant until April 24, 2000. The agreement calls for Mr. McCormack to receive compensation of $147,000 during the term of the consulting agreement, plus use of a vehicle and medical benefits.

         On May 1, 1999, the Company entered into an employment agreement with Louis J. Infante to employ Mr. Infante in the position of Executive Vice President and Chief Operating Officer of the Company's McLaren Traction Division. The agreement is for an initial term of two years, but will be automatically extended for an additional two year period unless either party notifies the other of its intent to end the agreement at least 90 days prior to the end of the initial term. Mr. Infante is to receive a base salary of $130,000 plus annual cost of living adjustments. Mr. Infante's agreement also entitles him to participate in all fringe benefits available to other executive officers and provides that he is to be granted options to purchase 25,000 shares annually. In addition, Mr. Infante received a one-time grant of shares with a market value equal to $100,000 in July, 1999. The agreement may be terminated by the Company with or without cause at any time. If the agreement is terminated by the Company without cause, Mr. Infante will continue to receive his salary and benefits for up to 12 months.

         On May 1, 1999, the Company entered into an employment agreement with Steven E. Sanderson, the Company's Chief Financial Officer. This agreement was terminated on September 30, 1999. Under this agreement, Mr. Sanderson received a base salary of $130,000 plus annual cost of living adjustments. The agreement also entitled him to participate in all fringe benefits available to other executive officers and provided that he was to be granted options to purchase 25,000 shares annually. On October 1, 1999, in consideration for the termination of Mr. Sanderson's employment agreement, the Company agreed to enter into a consulting agreement with Mr. Sanderson for a period of eight months, with compensation of $5,950 per month.

         On January 3, 2000, the Company entered into an employment agreement with Jacqueline K. Kurtz to employ Ms. Kurtz in the position of Executive Vice President Business Infrastructure/Chief Financial Officer. The agreement is for an initial term of two years, but will be automatically extended an additional two year period unless either party notifies the other of its intent to end the agreement at least 90 days prior to the end of the initial term. Ms. Kurtz is to receive a salary of $100,000. Ms. Kurtz' agreement also entitles her to participate in all fringe benefits available to other executive officers, and grants Ms. Kurtz the option to purchase 25,000 shares during each two-year employment term. One-half of the options will vest on the last business day of the first year of the agreement, with the second half vesting on the last business day of the second year of the agreement. The price for the options is the average of the closing price for the Company's stock for the five days following the date of the agreement. The agreement may be terminated by the Company for cause.


                             DIRECTORS' COMPENSATION

         The Company's Directors receive fees of $1,250 per meeting for their attendance at Board or committee meetings, and receive 12,500 options per year under the Company's 1994 Stock Option Plan. Directors are also reimbursed for their reasonable expenses in attending meetings of the Board of Directors and any committees thereof. During the fiscal year ended September 30, 1999, the Company's Directors received a total of 75,000 options under the Company's 1994 Stock Option Plan.

         In October, 1998, stock options to purchase 12,500 shares each were granted to Robert J. Sinclair, Lawrence Cohen, Nicholas P. Bartolini, Erick A. Reickert and David D. Jones. These options are exercisable at any time during the five year period following the date of grant at $3.25 per share.

         In October, 1999, stock options to purchase 12,500 shares each were granted to Robert J. Sinclair, Lawrence Cohen, Nicholas P. Bartolini, Erick A. Reickert and David D. Jones. These options are exercisable at any time during the five year period following the date of grant at $2.3125 per share.

         Certain of the Company's Directors receive fees for consulting services to the Company in addition to the fees they receive as Directors. During the fiscal year ended September 30, 1999, the Company paid Lawrence Cohen $42,174 for such consulting services.

                        OPTION GRANTS IN LAST FISCAL YEAR
                                INDIVIDUAL GRANTS

         The following table shows information about option grants in the last fiscal year for each of the Executive Officers included in the Summary Compensation Table. For the fiscal year ended September 30, 1999, no other Executive Officer of the Company received stock options. The Company did not grant any stock appreciation rights.


                                    Number of Securities
                                     Underlying Options      % of Total Options Granted to    Exercise of Base
            Name                        Granted (#)            Employees in Fiscal Year         Price ($/Sh)       Expiration Date
            ----                    --------------------     -----------------------------    ----------------     ---------------


Wiley R. McCoy                                  0                         0.0%                ------------         ------------
Louis J. Infante                                0                         0.0%                ------------         ------------
Kenneth R. Black(1)                        41,589                       12.32%                3.25                 9/18/99
John C. McCormack(2)                       38,400                       12.30%                3.25                 10/28/01
Steven E. Sanderson(3)                     37,096                       11.88%                3.25                 10/28/01


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

         The following table shows aggregate option exercises during the fiscal year ended September 30, 1999, and the fiscal year-end option values for the Executive Officers included in the Summary Compensation Table.

                                                                         Number of Securities
                                                                              Underlying                 Value of
                                                                           Unexercised Options     Unexercised-in-the-Money
                               Shares Acquired                                at FY-End             Options at FY-End
                                 on Exercise                                 Exercisable/              Exercisable/
            Name                   (Number)          Value Realized          Unexercisable             Unexercisable
            ----                   -------           --------------          -------------             -------------
Wiley R. McCoy                        --                   --                       0/0                     $0/0
Louis J. Infante                      --                   --                       0/0                     $0/0
Kenneth R. Black(1)                   --                   --                       0/0                     $0/0
John C. McCormack(2)                  --                   --                 244,240/0                     $0/0
Steven E. Sanderson(3)                --                   --                  52,877/0                     $0/0

401(K) PLAN

         Effective October 1, 1995, the Company implemented a 401(k) Plan pursuant to which all eligible employees may contribute up to 15% of their compensation. The Company matches contributions in the amount of 10% of all elective deferrals, and, at the Company's option, may contribute annually up to 15% of the total compensation of all eligible employees. Executive Officers of the Company are eligible to participate in this plan. During the fiscal year ended September 30, 1998 and 1999, the Company made matching contributions of $8,230 and $35,471, respectively, under this plan.

1994 STOCK OPTION PLAN

         The 1994 Stock Option Plan, as amended (the "1994 Stock Option Plan"), provides for the grant of options to purchase up to 2,000,000 shares of Common Stock to employees, officers, directors and consultants of the Company. The purpose of the 1994 Stock Option Plan is two-fold. First, the 1994 Stock Option Plan furthers the interests of the Company and its shareholders by providing incentives in the form of stock options to employees who contribute materially to the success and profitability of the Company. Second, the 1994 Stock Option Plan provides the Company flexibility and the means to reward directors and consultants who render valuable contributions to the Company. The Board has the power to determine at the time the option is granted whether the option will be an incentive stock option (an option which qualifies under Section 422 of the Internal Revenue Code of 1986) or an option which is not an incentive stock option. However, incentive stock options will only be granted to persons who are employees of the Company. Vesting provisions are determined by the Board at the time options are granted. The

---------------------------------
/(1)/ Mr. Black resigned as Vice President of Sales and Marketing effective June 18, 1999.
/(2)/ Mr. McCormack resigned as President and Chief Executive Officer effective April, 1999.
/(3)/ Mr. Sanderson resigned as Chief Financial Officer effective September 30, 1999.

option price must be satisfied by the payment of cash or other means as approved by the Board. Options may be granted by the Board with reload option provisions on terms determined by the Board. A reload option provision provides that if the grantee pays the exercise price of shares of stock to be purchased by the exercise of either an incentive stock option or an option that is not an incentive stock option by delivering to the Company shares of stock already owned by the grantee or to be acquired on the exercise of the option, the grantee shall receive a reload option which shall be a new option to purchase shares of stock equal in number to the tendered shares. The Board of Directors may amend the 1994 Stock Option Plan at any time; however, the Board may not materially increase the number of shares available under the 1994 Stock Option Plan, materially increase the benefits accruing to participants under the 1994 Stock Option Plan, or materially change the eligible class of employees without shareholder approval.

         As of January 15, 2000, there were 1,308,972 options outstanding under the 1994 Stock Option Plan with exercise prices ranging from $6.28125 to $2.3125.

THE 2000 STOCK OPTION PLAN

DESCRIPTION OF THE 2000 STOCK OPTION PLAN

         The 2000 Stock Option Plan of the Company (the "2000 Stock Option Plan") was adopted by the Board in the form attached as Exhibit "A" to this Proxy Statement on March 16, 2000, subject to approval by the shareholders. The 2000 Stock Option Plan was adopted because almost all shares available for grant under the 1994 Stock Option Plan have been granted, the 1994 Stock Option Plan expires in 2004, and the 2000 Stock Option Plan, if approved by the shareholders, will not expire until 2010.

         The purpose of the 2000 Stock Option Plan is to advance the interests of the Company and its shareholders by providing long-term incentives to certain directors, officers, consultants and key employees of the Company by enabling them to acquire a proprietary interest in the Company. The 2000 Stock Option Plan provides for both the grant of Incentive Stock Options ("ISOs") pursuant to
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and options which do not qualify as ISOs ("NISOs" and, together with the ISOs, the "Options").

         The following summary of the 2000 Stock Option Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2000 Stock Option Plan.


ADMINISTRATION OF THE 2000 STOCK OPTION PLAN

         The 2000 Stock Option Plan will be administered by a committee (the "Committee") which is comprised of at least 2 or more "Non-Employee Directors" (within the meaning of Rule 16b-3 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act")) and "Outside Directors" (within the meaning of Code Section 162). Under the 2000 Stock Option Plan, the Committee has the authority to select the individuals to whom Options will be granted from among the persons eligible for such grants, to determine the terms and conditions of each award, to approve the form of each option agreement pursuant to which each option will be granted (the "Option Agreement(s)"), to construe and interpret the 2000 Stock Option Plan and all Option Agreements executed thereunder and to make all other determinations necessary or advisable for administration of the 2000 Stock Option Plan.

SHARES SUBJECT TO THE 2000 STOCK OPTION PLAN

         The total number of shares of common stock of the Company (the "Common Stock") which may be issued under the 2000 Stock Option Plan may not exceed 2,000,000. If an Option is forfeited, terminated, canceled, or expires without having been exercised, the shares of Common Stock subject to the Option will be available for additional Option grants under the 2000 Stock Option Plan. On March 3, 2000, the closing price per share of Common Stock on the Nasdaq small-cap market was $3.00.

GRANTEES

         Individuals who are selected for participation in the 2000 Stock Option Plan are referred to in the 2000 Stock Option Plan as Grantees. In general, it is anticipated that certain directors, officers, consultants and key employees of the Company will be eligible to participate in the 2000 Stock Option Plan; however, only key employees may receive ISOs.

TERMS OF OPTIONS

         Options granted by the 2000 Stock Option Plan will be either ISOs or NISOs. Each Option granted will be pre-approved by the Committee and evidenced by an Option Agreement which will contain the terms and conditions of the Option.

The price, time, and manner of exercise of the Option shall be determined by the Committee. Options may be fully vested when granted or may vest in accordance with a vesting schedule set by the Committee in the Option Agreement.

         The Options will have per-share exercise prices at least equal to 100% of the Fair Market Value (as defined in the 2000 Stock Option Plan) of the Common Stock, unless the Grantee owns more than 10% of the voting power of the Company, in which case the exercise price of an ISO must be at least 110% of the Fair Market Value of the Common Stock on the Grant Date.

         A Grantee will be able to exercise Options from time to time as specified in the Grantee's individual Option Agreement. With regard to Options granted to employees, Options generally must be exercised during their employment with the Company and no Option may be exercised later than the tenth anniversary from the Grant Date (as defined in the 2000 Stock Option Plan) (or the fifth anniversary from the Grant Date if the Grantee owns more than 10% of the voting stock of the Company) or as provided in the Option Agreement. If an employee is granted Options and the employee's employment is terminated due to retirement, the option exercise period may be extended until 3 months after employment termination. If an employee is granted Options and the employee's employment is terminated due to death or Disability (as defined in the 2000 Stock Option Plan), the option exercise period may be extended until 12 months after employment termination. If an employee is granted Options and the employee's employment is terminated for reasons other than retirement, death or Disability, the Option exercise period may be extended beyond the employment termination date, but not more than 3 months after the employment termination date if the Option is an ISO.

         Unless otherwise provided in the Option Agreement, Options will terminate (and are not exercisable) if the Grantee is terminated for Cause (as defined in the 2000 Stock Option Plan). Unless otherwise provided in the Option Agreement, Options will become fully vested and exercisable upon the occurrence of a Change in Control (as defined in the 2000 Stock Option Plan) prior to death, Disability, retirement, or for an employee, prior to termination of employment. Finally, Option Agreements for NISOs granted to members of the Board may provide that the Options will expire coincident with or after a specified number of days after such Board member ceases to be a member of the Board.

         ISOs may only be exercised by the Grantee during the Grantee's lifetime and are transferable only by will or the laws of descent and distribution. The same rules apply for NISOs except that with prior Committee approval they may also be transferred to certain immediate family members, to certain trusts and partnerships and pursuant to qualified domestic relations orders, all in accordance with the 2000 Stock Option Plan.

         Unless otherwise provided by the Committee, shares of Common Stock purchased pursuant to the exercise of an Option will be paid in full at the time of exercise in cash or by the surrender of previously acquired shares of Common Stock or any combination thereof. The Committee may also provide that the Option may be exercised (i) through a "cashless exercise" procedure involving a broker or dealer selected or approved by the Committee or (ii) through the tendering or withholding of shares to pay the exercise price.

         The Committee may provide in an Option Agreement that the Grantee will automatically be granted a new Option in the event that the Grantee exercises a prior Option by paying some or all of the exercise price of the Option with shares of Common Stock.

         In the event of any reorganization, merger, consolidation, reclassification, recapitalization, combination or exchange of shares, stock split, stock dividend, rights offering, or other event affecting shares of the Company, the Committee may, in its discretion, adjust the number and class of shares to which Options are authorized to be granted, the number and class of shares then subject to Options previously granted, the price per share payable upon exercise of each outstanding Option, and make any other equitable adjustments.

AMENDMENT AND TERMINATION OF THE 2000 STOCK OPTION PLAN

         The Board or Committee may at any time, and from time to time, amend, alter or terminate the 2000 Stock Option Plan, except that certain types of amendments must by approved by the shareholders. Examples of amendments which require shareholder approval are amendments that materially increase the benefits accruing to Grantees, those that increase the number of shares available under the 2000 Stock Option Plan and those that materially modify the eligibility requirements for participation in the 2000 Stock Option Plan. Unless terminated earlier by the Board, the 2000 Stock Option Plan will terminate in 2010, and no Options may be granted after that date.

FEDERAL INCOME TAX CONSEQUENCES

         Set forth below is a summary of the federal income tax consequences associated with Options granted under the 2000 Stock Option Plan. The discussion does not purport to be complete and does not cover, among other things, the state and local tax consequences in connection with the grant and exercise of Options. There are numerous special rules which are not discussed below but which should be considered by Grantees before exercising an Option or selling stock acquired upon the exercise of an Option.

         A Grantee does not realize taxable income upon the grant of an Option. In general, the holder of a NISO realizes ordinary income when the Option is exercised equal to the excess of the value of the stock over the exercise price (i.e., the option spread), and the Company receives a corresponding deduction. Special rules may apply if the Grantee is subject to Section 16(b) of the Exchange Act at the time of exercise. Upon a later sale of stock, the Grantee realizes capital gain or loss equal to the difference between the selling price and the fair market value of the stock at the time ordinary income was realized with respect to the exercise of the Option.

         The holder of an ISO does not realize taxable income upon exercise of the Option provided that the holder satisfies all ISO requirements (although the option spread is an item of tax preference income potentially subject to the alternative minimum tax). If the stock acquired upon exercise of the ISO is sold or otherwise disposed of within two years from the ISO grant date or within one year from the exercise date, then, in general, gain realized on the sale is treated as ordinary income to the extent of the Option spread at the exercise date (or, if later, the date ordinary income would have been realized if the Option had been a NISO), and the Company receives a corresponding deduction. Any remaining gain is treated as capital gain. If the stock is held for at least two years from the grant date and one year from the exercise date, then gain or loss realized upon the sale will be capital gain or loss and the Company will not be entitled to a deduction. A special basis adjustment applies to reduce the gain for alternative minimum tax purposes.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2000 STOCK OPTION PLAN.

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The independent accounting firm of Arthur Andersen LLP audited the financial statements of the Company for the year ended September 30, 1999. It is not expected that representatives of Arthur Andersen LLP will be present at the annual meeting.

         The independent accounting firm of Ernst & Young LLP has been selected as the Company's independent account for the current fiscal year. This selection was approved by the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE SELECTION OF ERNST & YOUNG LLP AS THE AUDITORS FOR THE COMPANY.

                     AMENDMENT TO ARTICLES OF INCORPORATION
                          CHANGING NAME OF CORPORATION

         The Board of Directors has approved an amendment to the Articles of Incorporation to change the name of the Company to "McLaren Performance Technologies, Inc." This name change is being proposed in an effort to better signify the ever-changing nature of the Company's current and planned lines of business. It is also being proposed as part of an amicable resolution of an issue relating to the separation of the identity of the Company from another user of the name "McLaren."

         An affirmative vote of a majority of the shares of Common Stock outstanding will be required to approve the proposed amendment to the Company's Articles of Incorporation.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE ARTICLES OF INCORPORATION CHANGING THE COMPANY'S NAME TO "MCLAREN PERFORMANCE TECHNOLOGIES, INC."

                                  ANNUAL REPORT

         The Company's Annual Report for the year ending September 30, 1999, accompanies this Proxy Statement. The Annual Report is not incorporated into this Proxy Statement and is not to be considered part of the solicitation material.

                             SOLICITATION OF PROXIES

         The expenses in connection with the solicitation of the enclosed form of proxy, including clerical work, printing and postage, will be borne by the Company. In addition to the use of the mails, Directors, Officers, or employees of the Company may make solicitations in person or by telephone without special compensation. The Corporation has retained Corporate Investor Communications, Inc. to assist in the solicitation of proxies at an estimated cost of $6,500 plus reimbursement of reasonable expenses. The Company will reimburse custodians, nominees or other person for their out-of-pocket expenses in sending proxy material to beneficial owners.

                            PROPOSALS OF SHAREHOLDERS

         Proposals of shareholders intended to be presented at the Company's 2001 Annual Meeting of Shareholders must be received by the Secretary, McLaren Automotive Group, Inc., 32233 West Eight Mile Road, Livonia, Michigan 48152, no later than November 16, 2000.

              AS TO OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

         The Board of Directors does not intend to bring any other matters before the meeting and has not been informed of such an intention by any other person. However, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote said proxies in accordance with their judgment on such matters.

         It is important that the proxies be returned promptly. Therefore, shareholders are requested to execute and return the enclosed proxy to which no postage need be affixed if mailed in the United States.


                                         By Order of the Board of Directors


                                         --------------------------------------
                                         Louis J. Infante, Secretary
Dated:  March 17, 2000

                                   EXHIBIT A


                        MCLAREN 2000 STOCK OPTION PLAN


         WHEREAS, McLaren Automotive Group, Inc., a Delaware Corporation, (the "Corporation") desires to adopt a new stock option plan to align the interests of certain officers, key employees, directors and key consultants with shareholders of the Corporation by rewarding long-term growth and profitability of the Corporation.

         NOW, THEREFORE, this McLaren 2000 Stock Option Plan is ratified as of the 18th day of April, 2000, by the Corporation as follows:

1. DEFINITIONS. Except as otherwise expressly provided in this Plan, the following capitalized terms shall have the respective meanings hereafter ascribed to them:

         (a)      "Board" shall mean the Board of Directors of the Corporation.

         (b) "Cause" shall mean, unless otherwise specifically defined in the Option Agreement:

                  (i) With regard to an Employee, the failure of the Employee to devote substantially all of his business time to the performance of his duties to the Corporation (other than by reason of disability), or refusal or failure to follow or carry out any reasonable direction of the Board of Directors, and the continuance of such refusal or failure for a period of 10 days after notice to such Employee;

                  (ii) The material breach by the Grantee of any material agreement to which such Grantee and the Corporation are a party;

                  (iii) The commission of fraud, embezzlement, theft, dishonesty or gross negligence by such Grantee with respect to the Corporation, his willful or continuing violation of the published rules of the Corporation, or his willful or continuing disregard for the safety or soundness of the Corporation;

                  (iv) The conviction of such Grantee of, or plea by such Grantee of nolo contendere to, any felony or any other crime involving dishonesty or moral turpitude; or

                  (v) Any other intentional action or intentional omission that involves a material breach of fiduciary obligation on the part of such Grantee.

                  The Committee shall determine, in its sole discretion, whether Cause exists.

         (c) "Change in Control" shall mean the consummation of any of the following transactions:

                  (i) The Corporation is merged, consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization, less than 50% of the combined voting power of the then-outstanding voting stock of such corporation or person immediately after such transaction is held in the aggregate by the Corporation or by the holders of voting stock of the Corporation immediately prior to such transaction;

                  (ii) The Corporation sells or otherwise transfers all or substantially all of its assets to another corporation or other legal person, and as a result of such sale or transfer less than 50% of the combined voting power of the then-outstanding voting stock of such corporation or person immediately after such sale or transfer is held in the aggregate by the Corporation or by the holders of voting stock of the Corporation immediately prior to such sale or transfer; or

                  (iii) The Corporation files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Corporation will occur in the future pursuant to a then-existing contract or transaction which when consummated would be a Change in Control determined without regard to this subsection (iii).

         Notwithstanding the foregoing provisions of Section 1(c)(iii), unless otherwise determined in a specific case by a majority vote of the Board, a Change in Control shall not be deemed to have occurred for purposes of Section 1(c)(iii) solely because the Corporation, a Subsidiary, or any Corporation-sponsored employee stock ownership plan or any other employee benefit plan of the Corporation either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act disclosing beneficial ownership by it of shares of voting stock, whether in excess of 20% or otherwise, or because the Corporation reports that a Change in Control of the Corporation has occurred or will occur in the future by reason of such beneficial ownership.

         (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (e) "Committee" shall mean the Committee which shall administer this Plan as provided in Section 3 of this Plan.

         (f) "Consultant" shall mean a person who provides services to the Corporation as an independent contractor.

         (g) "Corporation" shall mean McLaren Automotive Group, Inc. and its successors and each and all of any present and future subsidiaries.

         (h) "Disability" or "Disabled" shall mean an individual's total and permanent disability as evidenced by the fact that he is unable to engage in any gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months as determined in the sole discretion of the Committee in its reasonable judgment.

         (i) "Employee" shall mean an employee of the Corporation or any subsidiary of the Corporation.

         (j) "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended, and its corresponding rules and regulations.

         (k)      "Fair Market Value" shall mean the following:

                  (i) During such time as the Shares are not traded on any securities market, the Fair Market Value per Share shall be determined in good faith by the Board.

                  (ii) During such time as the Shares are traded on a securities market but not listed upon an established stock exchange, the Fair Market Value per Share shall be the mean between dealer "bid" and "ask" prices in the securities market in which it is traded on the Grant Date, as reported by the National Association of Securities Dealers, Inc. If the Shares are listed on an established stock exchange or exchanges, such Fair Market Value shall be deemed to be the highest closing price on such stock exchange or exchanges on the Grant Date, or if no sale of any Shares shall have been made on any stock exchange on that day, on the next preceding day on which there was such a sale.

         (l) "Grant Date" shall mean the date on which the Committee approves the specific grant of stock options to a Grantee.

         (m) "Grantee" shall mean the recipient of an Option Agreement pursuant to the Plan.

         (n) "Incentive Stock Option" shall mean an option to purchase a number of Shares set forth in the Option Agreement which qualifies as such pursuant to Section 422 of the Code.

         (o) "Non-statutory Stock Option" shall mean an option to purchase a number of Shares set forth in the Option Agreement which is not an Incentive Stock Option.

         (p) "Option Agreement" shall mean a separate written agreement in a form approved by the Committee between the Corporation and a Grantee which, together with the Plan, provides terms and provisions governing a grant of an option to purchase Shares under the Plan.

         (q)      "Plan" shall mean this McLaren 2000 Stock Option Plan.

         (r) "Reload Option" shall mean a Grantee's receipt of a new option to purchase Shares equal in number to tendered Shares when the Grantee pays the exercise price of an option by delivering to the Corporation Shares already owned by the Grantee or to be acquired on the exercise of the option.

         (s) "Rule 16b-3" shall mean Rule 16b-3 of the Exchange Act, as amended, and any corresponding rules and regulations.

         (t) "Section 162(m) Relief" shall mean such exception as may be available pursuant to Section 162(m) of the Code from the limitation on tax deductibility provided for thereunder.

         (u) "Shares" shall mean shares of common stock of McLaren Automotive Group, Inc. or its successor.

         (v) "Shareholders" shall mean the owners of record of Shares of McLaren Automotive Group, Inc. or its successor.

         (w) "Tandem Stock Option" shall mean any arrangement whereby two options, an Incentive Stock Option and a Non-statutory Stock Option, are issued and the exercise of one option affects the right to exercise the other.

2. PURPOSE. The purpose of this Plan is to align the interest of certain officers, directors, key employees, and key consultants of the Corporation by rewarding long-term growth and profitability of the Company, as well as to attract and retain these individuals to provide them with additional incentives to devote their best efforts to pursue and sustain the Corporation's financial success through the achievement of corporate goals. This program is also intended to provide the Corporation flexibility and the means to reward individuals who render valuable contributions to the Corporation.

3.       ADMINISTRATION.

         (a) This Plan will be administered by the Committee. In addition to any implied powers and duties that may be necessary to carry out the provisions of the Plan, the Committee shall have all the powers vested in it by the terms of the Plan, including exclusive authority to select the Grantees, to fix the options and amounts of options to each Grantee (which types and amounts of options need not be uniform), to determine the time when options will be granted (to the extent Section 162(m) Relief is sought, taking into account the provisions of Section 162(m) of the Code), to prescribe the form of the Option Agreements, to make all other determinations necessary or advisable pursuant to the Plan, to determine whether the performance of an individual warrants the grant of an option pursuant to this Plan, and to determine the amount and duration of any options. The Committee has full and exclusive power to construe and interpret the Plan and the awards of options made pursuant to the Plan, to prescribe, amend and rescind rules and regulations relating to this Plan, and to take all actions necessary or advisable for the Plan's administration.

         (b) The Committee shall have full power and authority to determine, and shall clearly set forth in the Option Agreement, whether the option shall be an Incentive Stock Option or a Non-statutory Stock Option.

         (c) The Committee may not issue a Tandem Stock Option.

         (d) Any determinations made by the Committee will be final, conclusive and binding on all persons, including any employee, beneficiary, legal representative, and any other interested parties. A member of the Committee will not be liable for performing any act or making any determination required by or pursuant to the Plan if such act or determination is made in good faith. The Committee may authorize any one or more of their members, or any officer of the Corporation, to execute and deliver documents on behalf of the Committee.

         (e) All members of the Committee shall be "Non-Employee Directors" within the meaning of Rule 16b-3, and "Outside Directors" within the meaning of
Section 162(m) of the Code, except, with respect to Code Section 162(m), to the extent not necessary for Code Section 162(m) Relief or Section 162(m) Relief is not sought. The number of directors serving on the Committee at any given time shall be no less than the number required by Rule 16b-3 and by Code Section 162(m) (except, with respect to Code Section 162(m), to the extent not necessary for Section 162(m) Relief or Section 162(m) Relief is not sought).

4.       GRANTEES.

         (a) The Committee, in its sole discretion, may designate any employee, officer, director or consultant as a Grantee pursuant to this Plan. However, only key employees of the Corporation, as determined by the Committee, shall be eligible to receive grants of Incentive Stock Options. The Committee's designation of a person as a Grantee in any year does not require the Committee to designate that person to receive an award pursuant to this Plan in any other year or, if so designated, to receive the same award as any other Grantee in any year.

         (b) The Committee may consider such factors as it deems pertinent in selecting Grantees and in determining the amount of their respective awards, including, but not limited to:

                  (i)      The financial condition of the Corporation;

                  (ii)     Expected profits for the current or future years;

                  (iii) The contributions of a prospective Grantee to the profitability and success of the Corporation; and

                  (iv) The adequacy of the prospective Grantee's other compensation.

         (c) The Committee, in its discretion, may grant options to a Grantee pursuant to this Plan, even though he has participated in another benefit plan of the Corporation or other benefits, equity or otherwise, were previously granted to him pursuant to this or another plan of the Corporation, whether or not the previously granted benefits have been exercised, but the Grantee may hold such options only on the terms and subject to the restrictions hereafter set forth in this Plan and the corresponding Option Agreement.

5.       AWARDS.

         (a) Awards granted pursuant to this Plan, if any, will be granted in options to acquire Shares as described herein. Notwithstanding anything to the contrary herein, options may only be granted pursuant to this Plan if they are pre-approved by the Committee and issued pursuant to an Option Agreement between the Grantee and the Corporation.

         (b) Each Option Agreement shall specify whether the pertinent option is an Incentive Stock Option or a Non-statutory Stock Option. Each Option Agreement shall also specify the number of Shares subject to the pertinent option.

         (c) In granting an option under this Plan, the Committee may include a Reload Option provision in the Option Agreement. The terms of any Reload Option shall be determined by the Committee consistent with the provisions of this Plan.

6.       OPTION EXERCISE.

         (a) Options granted pursuant to this Plan may only be exercised in conjunction with the terms of the Plan and the corresponding Option Agreement which shall specify a vesting schedule, if any, and the period (or periods) during which the pertinent options may be exercised. The Grantee may exercise the option subject to the terms and provisions of the Plan and the corresponding Option Agreement.

         (b) As soon as reasonably practicable after the exercise of an option, the Corporation shall deliver to the Grantee certificates representing authorized Shares.

         (c) The cumulative total number of Shares which may be subject to options issued and outstanding pursuant to this Plan is limited to 2,000,000 Shares. This amount automatically will be adjusted in accordance with Section 21 of this Plan. If an option expires, is canceled or is terminated, in whole or in part, for any reason other than its exercise, the Committee may reallocate the Shares subject to that option (or to the part thereof so terminated) to one or more other options to be granted pursuant to this Plan.

         (d) Any option granted pursuant to this Plan shall automatically expire 10 years after the Grant Date or at such earlier time as may be described in this Plan or in the Option Agreement.

         (e) Notwithstanding anything to the contrary herein, no Incentive Stock Option granted to a Grantee who owns, as of the Grant Date, stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation shall, in any event, be exercisable after the expiration of 5 years from the Grant Date. For the purpose of determining under any provision of this Plan whether a Grantee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, such Grantee shall be considered as owning the stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendants, and stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries.

         (f) Subject to the provisions of this Plan, a Grantee cannot exercise an Incentive Stock Option granted pursuant to this Plan unless, at the time of exercise, he has been continuously employed by the Corporation since the date the option was granted. The Committee may decide in each case to what extent good faith leaves of absence for illness, temporary disability, government or military service, or other reasons will be deemed to not cause an interruption in continuous employment.

         (g) Subject to the provisions of the Plan, a Grantee must exercise an option within the time provided in the Option Agreement; provided, however, if a Grantee is an Employee on the Grant Date and ceases to be an Employee as a result of termination of employment, he may not exercise an option thereafter unless the Committee, in its sole discretion, grants the

Grantee an extension of time to exercise the option after cessation of employment. The extension of time of exercise that may be granted by the Committee pursuant to this subsection for an Incentive Stock Option shall not exceed 3 months after the date on which the Grantee ceases to be an Employee and in no case shall extend beyond the stated expiration date of the option. Such options may be exercised only as to the number of shares for which they could have been exercised at the time the Grantee's employment was terminated pursuant to the Plan and applicable Option Agreement.

         (h) If a Grantee is an Employee on the Grant Date and ceases to be an Employee as a result of retirement, he may exercise the option within the time provided in the Option Agreement; provided, however, he may only exercise an option within 3 months after the date on which he ceases to be an Employee (but no later than the stated expiration date of the option). An Employee shall be regarded as retired if he terminates employment after his 65th birthday. Such options may be exercised only as to the number of shares for which they could have been exercised at the time the Grantee's employment was terminated as a result of retirement pursuant to the Plan and applicable Option Agreement.

         (i) If a Grantee is an Employee on the Grant Date and ceases to be an Employee because of Disability or death, and if at the time of the Grantee's Disability or death he was entitled to exercise an option pursuant to this Plan, he may exercise the option within the time provided in the Option Agreement; provided, however, the option may only be exercised by him, or by the Grantee in the case of Disability or, in case of death, by his legal representative or by the person who acquired the right to exercise the option pursuant to the Plan, within 12 months after his death or termination of employment due to Disability (but no later than the stated expiration date of the option). Such options may be exercised only as to the number of Shares for which they could have been exercised at the time the Grantee died or became Disabled pursuant to the Plan and applicable Option Agreement.

         (j) Notwithstanding any other provisions of the Plan, unless an Option Agreement specifically provides to the contrary, if a Grantee is terminated as an Employee, consultant or director by the Corporation for Cause, all rights to any option granted under this Plan shall terminate, including but not limited to the ability to exercise such options.

         (k) With respect to Non-statutory Stock Options granted to Board members, the Option Agreement may provide that such options will expire coincident with or after a specified number of days after such Board member ceases to be a member of the Board. In the absence of any such provision, the option will expire on the stated expiration date of the option.

         (l) Notwithstanding any other provisions of the Plan, unless an Option Agreement specifically provides to the contrary, all options granted under this Plan shall immediately become fully vested and exercisable as of the effective date of a Change in Control prior to (i) a Grantee's death, disability, retirement, or (ii) with regard to a Grantee who is an Employee, termination of employment.

         (m) Any option granted pursuant to the Plan will terminate, in whole or in part, to the extent that, in accordance with the Plan or corresponding Option Agreement, it no longer can be exercised.

7.       OPTION EXERCISE PRICE.

         (a) Each Option Agreement shall state the exercise price of the option, which shall be not less than 100% of the Fair Market Value of the corresponding Shares on the Grant Date or the par value thereof, whichever is greater.

         (b) Notwithstanding any other provision of the Plan, in the case of a grant of an Incentive Stock Option to a Grantee who, as of the Grant Date, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or its Parent or Subsidiaries, the option price shall not be less than 110% of the Fair Market Value of the corresponding Shares on the Grant Date or the par value thereof, whichever is greater.

8. MAXIMUM INCENTIVE STOCK OPTION EXERCISE. The aggregate Fair Market Value (determined as of the Grant Date) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year (under all such plans of the Corporation and its parent or subsidiary, if any) shall not exceed $100,000. For purposes of this Section 8, the value of stock acquired through the exercise of Non-statutory Stock Options shall not be included in the computation of the aggregate Fair Market Value.

9.       METHOD OF EXERCISE.

         (a) Each option granted pursuant to this Plan will be deemed to be exercised when the holder of it indicates his decision to do so in writing delivered to the Chief Financial Officer of the Corporation and concurrently tenders to the Corporation full payment pursuant to Section 9(d) of this Plan for the Shares to be purchased pursuant to the exercise of the option and complies with such other reasonable requirements as the Committee establishes pursuant to this Plan or the corresponding Option Agreement.

         (b) No person, personal representative, estate or other entity will have the rights of a Shareholder with respect to Shares subject to an option granted pursuant to this Plan until a certificate or certificates for the Shares have been delivered to the person exercising the option.

         (c) Any option granted pursuant to this Plan may be exercised as to any lesser number of Shares than the full amount for which such option has been granted. A partial exercise of an option will not affect the Grantee's rights to exercise the option from time to time in accordance with this Plan as to the remaining Shares subject to the option.

         (d) Payment of the exercise price may be made in cash or certified check or, to the extent expressly provided in the Option Agreement:

             (i) By surrender of Shares having a Fair Market Value equal to the exercise price of the option (and which have been paid for within the meaning of Securities and Exchange Commission Rule 144 and, if such Shares were purchased from the Corporation by use of a promissory note, such note has been fully paid with respect to such shares, or were obtained by the holder of the option in the open public market);

             (ii) Provided that a public market for the Corporation's stock exists, through a "same day sale" commitment from the holder of the option and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the holder irrevocably elects to exercise the option and to sell a portion of the Shares so purchased to pay for the exercise price and whereby the NASD Dealer irrevocable commits upon receipt of such Shares to forward the exercise price directly to the Corporation;

             (iii) Provided that a public market for the Corporation's stock exists, through a "margin" commitment from the holder of the option and an NASD Dealer whereby the holder of the option irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Corporation;

             (iv) By surrendering Shares for which the option is being exercised having a Fair Market Value equal to the exercise price of the option; or

             (v)  By any combination of the foregoing.

10. WITHHOLDING. The Corporation, if necessary or desirable, may pay or withhold the amount of any tax attributable to any amount payable or Shares deliverable pursuant to this Plan and the Corporation may defer making payment on delivery until it is indemnified to its satisfaction for that tax.


11.      COMPLIANCE.

         (a) Options are exercisable and Shares can be delivered pursuant to this Plan, only in compliance with all applicable federal and state laws and regulations, including, without limitation, state and federal securities laws, and the rules of all stock exchanges on which the Shares are listed at the applicable time. Any certificate issued pursuant to options granted pursuant to this Plan shall bear such legends and statements as the Committee deems advisable to assure compliance with federal and state laws and regulations. No option may be exercised, and Shares may not be issued pursuant to this Plan, until the Corporation has obtained the consent or approval of every regulatory body, federal or state, having jurisdiction over such matters as the Board or Committee deems advisable.

         (b) In the event that the Corporation deems it necessary or desirable to file a registration statement with the Securities and Exchange Commission or any state Securities Commission, no option granted pursuant to the Plan may be exercised, and Shares may not be issued, until the Corporation has obtained the consent or approval of such Commission.

         (c) In the case of the exercise of an option by a person or estate acquiring by bequest or inheritance the right to exercise such option, the Committee may require reasonable evidence as to the ownership of the option and may require such consents and releases of taxing authorities as the Committee deems advisable.

         (d) It is the intention that the Plan at all times fully satisfy the provisions and conditions of Rule 16b-3 applicable to a plan of this type.

12. ASSIGNABILITY. Except for Incentive Stock Options which shall not be transferable other than by will or the laws of descent and distribution, a Non-statutory Stock Option may be transferred either directly or by operation of law or otherwise, only to the extent such transfer is exempt under Rule 16b-3, only with the prior written consent of the Committee, and only to the extent allowable under applicable securities laws and registration requirements and only as follows:

         (a)      To immediate family members of the Grantee;

         (b) To a trust established for the benefit of the Grantee or his immediate family members;

         (c) To a partnership in which the Grantee and his immediate family members are the only partners; or

         (d)      Pursuant to a qualified domestic relations order.

13. RIGHTS. A participant's right, if any, to continue to serve the Corporation as an officer, employee or otherwise, will not be affected by his designation as a Grantee pursuant to this Plan, such designation will not in any way restrict the right of the Corporation to terminate at any time the employment or affiliation of any Grantee for cause or otherwise, and no employee or other person shall have any claim or right to be granted an option or any other award under the Plan.

14.      AMENDMENT AND TERMINATION OF PLAN.

         (a) Subject to the remainder of this Section 14, the Board or the Committee may at any time terminate, modify or amend the Plan in such respects as it shall deem advisable provided, that the Board or the Committee may not make any amendment to the Plan that would, if such amendment were not approved by the Shareholders:

                  (i) Cause the Plan to fail to comply with (A) Section 16 of the Exchange Act (or Rule 16b-3), (B) any other requirement of applicable law or regulation, or (C) the requirements for Section 162(m) Relief to the extent
Section 162(m) Relief is sought, unless and until the approval of the shareholders is obtained;

                  (ii) Materially increase the benefits accruing to Grantees pursuant to the Plan;

                  (iii) Increase the cumulative number of shares that may be delivered upon the exercise of options granted pursuant to the Plan or the aggregate Fair Market Value of options which a Grantee may exercise in any calendar year;

                  (iv) Materially modify the eligibility requirements for Grantees in the Plan; or

                  (v) Amend the requirements of subparagraphs (ii) - (iv) of this Section 14.

         (b) Any amendments, modifications or terminations of this Plan shall be accomplished by a separate document(s) which will be incorporated by reference into this document.

         (c) Any amendment, whether with or without the approval of Shareholders, that alters the terms or provisions of an option granted before the amendment will be effective only with the consent of the Grantee to whom the option was granted or the holder currently entitled to exercise it, except for adjustments expressly authorized by this Plan.

15. EXPENSES OF PLAN. The expenses of the Plan will be borne by the Corporation.

16. DURATION OF PLAN. Options may only be granted pursuant to this Plan during the 10 years immediately following the earlier of the adoption of the Plan or its approval by the Shareholders. Options granted during that 10-year period will remain valid thereafter in accordance with their terms and the provisions of this Plan.

17. OPTION AGREEMENTS. The Option Agreements authorized pursuant to the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option, as the Board shall deem advisable. Any such Option Agreements, which are intended to grant Incentive Stock Options shall, in conjunction with this Plan, contain such limitations and restrictions upon the exercise of the option as shall be necessary in order that such option will be an Incentive Stock Option as defined in Section 422 of the Code.

18. INDEMNIFICATION OF BOARD AND COMMITTEE. In addition to such other rights of indemnification as they may have as directors, the members of the Board and the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act pursuant to or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such director is liable for negligence or misconduct in the performance of his duties; provided, that within 60 days after the institution of any such action, suit or proceeding, a director shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

19. APPLICATION OF FUNDS. The proceeds received by the Corporation from the sale of stock pursuant to options granted pursuant to this Plan will be used for general corporate purposes.

20. NO EXERCISE OBLIGATION. The granting of an option shall impose no obligation upon the Grantee to exercise such option.

21. ADJUSTMENTS. If a reorganization, merger, consolidation, reclassification, recapitalization, combination or exchange of shares, stock split, stock dividend, rights offering, or other event affecting shares of the Corporation occurs, then the number and class of shares to which options are authorized to be granted pursuant to this Plan, the number and class of shares then subject to options previously granted pursuant to this Plan, and the price per share payable upon exercise of each option outstanding pursuant to this Plan shall be equitably adjusted by the Board to reflect such changes.

22. NUMBER AND GENDER. Unless otherwise clearly indicated in this Plan, words in the singular or plural shall include the plural and singular, respectively, where they would so apply, and words in the masculine or neuter gender shall include the feminine, masculine or neuter gender where applicable.

23. APPLICABLE LAW. The validity, interpretation and enforcement of this Plan are governed in all respects by the laws of Delaware. Additionally, this Plan, and any options or Shares acquired pursuant to this Plan or a corresponding Option Agreement, shall be subject to and comply with Section 16 of the Exchange Act.

24. EFFECTIVE DATE. This Plan shall not take effect until adopted by the Board and approved by the holders of a majority of the outstanding shares of the capital stock of the Corporation, which approval must occur within the period beginning 12 months before and ending 12 months after the Plan is adopted by the Board.

25. HEADINGS. The section headings contained herein are inserted only as a matter of convenience and for reference and in no way define, limit, enlarge or describe the scope or intent of this Plan nor in any way shall they affect this Plan or the construction of any provision thereof.

                                            McLAREN AUTOMOTIVE GROUP, INC.



                                            By:
                                               --------------------------------

                                               Its:
                                                   ----------------------------


         I hereby certify that the McLaren 2000 Stock Option Plan was approved by the Board of Directors of McLaren Automotive Group, Inc. on the 16th day of March, 2000.



                                            By:
                                               --------------------------------

                                               Its:
                                                   ----------------------------


         I hereby certify that the McLaren 2000 Stock Option Plan was approved by the Shareholders of McLaren Automotive Group, Inc. on the 18th day of April, 2000.

                                            By:
                                               --------------------------------

                                               Its:
                                                   ----------------------------

P R O X Y

                         MCLAREN AUTOMOTIVE GROUP, INC.

                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Wiley R. McCoy with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of common stock of McLaren Automotive Group, Inc. held of record by the undersigned on March 13, 2000, at the Annual Meeting of Shareholders to be held on April 18, 2000, or any adjournment thereof.

         1. The election of five (5) Directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified:

                  FOR all nominees listed below (except as marked to the contrary).
         ---
                  WITHHOLD authority to vote for all the nominees listed below:
         ---
                  Nicholas P. Bartolini              Wiley R. McCoy
                  Lawrence Cohen                     Robert J. Sinclair
                  David D. Jones

[INSTRUCTION: To withhold authority to vote for any individual nominee, cross out that nominee's name above.]

         2. The ratification of the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending September 30, 2000;

                           FOR            AGAINST            ABSTAIN
                       ---            ---                ---

         3. The approval of an amendment to the Company's Articles of Incorporation to change the name of the Company to "McLaren Performance Technologies, Inc."

                           FOR            AGAINST           ABSTAIN
                       ---            ---                ---

         4. The adoption of the 2000 Stock Option Plan.

                           FOR            AGAINST           ABSTAIN
                       ---            ---                ---

         5. The transaction of such other business as may properly come before the meeting and any adjournments or postponements of the meeting.


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF McLAREN AUTOMOTIVE GROUP, INC. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

(To be signed on the other side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report.


Dated:              , 2000
      --------------                ------------------------------------------
                                    Signature(s) of Shareholder(s)


                                    ------------------------------------------
                                    Signature(s) of Shareholder(s)


Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.